Summary prospectus

Alternative / specialty mutual fund

Delaware Global Listed Real Assets Fund

(formerly, Delaware REIT Fund)

Nasdaq ticker symbols
Class A	DPREX
Class C	DPRCX
Class R	DPRRX
Institutional Class	DPRSX
Class R6	DPRDX

February 28, 2020

Beginning on or about June 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund's shareholder reports will no longer be sent to you by mail, unless you specifically request them from the Fund or from your financial intermediary, such as a broker/dealer, bank, or insurance company. Instead, you will be notified by mail each time a report is posted on the website and provided with a link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you do not need to take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by signing up at delawarefunds.com/edelivery. If you own these shares through a financial intermediary, you may contact your financial intermediary.

You may elect to receive paper copies of all future shareholder reports free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting us at 800 423-4026. If you own these shares through a financial intermediary, you may contact your financial intermediary to elect to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with the Delaware Funds® by Macquarie or your financial intermediary.

Before you invest, you may want to review the Fund’s statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders, online at delawarefunds.com/literature. You can also get this information at no cost by calling 800 423-4026. The Fund’s statutory prospectus and statement of additional information, both dated Feb. 28, 2020 (and any supplements thereto), are incorporated by reference into this summary prospectus.

Summary prospectus
Delaware Global Listed Real Assets Fund

Effective as of the close of business on Aug. 19, 2019, Delaware REIT Fund was repositioned as Delaware Global Listed Real Assets Fund.

What is the Fund’s investment objective?

Delaware Global Listed Real Assets Fund seeks total return, which is targeted to be in excess of inflation, through growth of capital and current income.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds® by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	C		R	Inst.	R6
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none		none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	1.00%	[1]	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A		C		R		Inst.		R6
Management fees	0.75%		0.75%		0.75%		0.75%		0.75%
Distribution and service (12b-1) fees	0.25%		1.00%		0.50%		none		none
Other expenses	0.56%		0.56%		0.56%		0.56%		0.41%	[2]
Total annual fund operating expenses	1.56%		2.31%		1.81%		1.31%		1.16%
Fee waivers and expense reimbursements	(0.16%)	[3]	(0.16%)	[3]	(0.16%)	[3]	(0.16%)	[3]	(0.16%)	[3]
Total annual fund operating expenses after fee waivers and expense reimbursements	1.40%		2.15%		1.65%		1.15%		1.00%

[1]	Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge (CDSC).
[2]	“Other expenses” account for Class R6 shares not being subject to certain expenses as described further in the section of the prospectus entitled “Choosing a share class.”

[3]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 1.15% of the Fund’s average daily net assets for all share classes other than Class R6, and 1.00% of the Fund's Class R6 shares' average daily net assets, from Feb. 28, 2020 through Mar. 1, 2021. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class C shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) C	C	R	Inst.	R6
1 year	$709	$218	$318	$168	$117	$102
3 years	$1,025	$706	$706	$554	$399	$353
5 years	$1,362	$1,221	$1,221	$965	$703	$623
10 years	$2,312	$2,633	$2,633	$2,113	$1,565	$1,395

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 125% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

The Fund seeks to achieve its investment objective by investing in listed real assets securities, which includes the following categories:

Summary prospectus
Delaware Global Listed Real Assets Fund

•
Real Estate Securities (such as Real estate investment trusts (REITs), Real estate operating companies (REOCs), mortgage-backed securities);

•
Infrastructure Securities (including master limited partnerships (MLPs));

•
Natural Resources Securities; and

•
Inflation-Linked Securities (collectively, “Real Assets Securities”).

See the section of the Prospectus entitled “Our principal investment strategies” for a description of Real Estate Securities, Infrastructure Securities, Natural Resources Securities, and Inflation-Linked Securities.

Under normal market conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Real Assets Securities (80% policy). The Fund will invest at least 30% of its net assets in foreign securities, including emerging markets issuers. The Fund will typically invest in countries included in the MSCI Emerging Markets Index. The Fund may purchase both equity and fixed income securities. The Fund may invest in securities of companies or issuers of any size market capitalization.

The Fund will allocate strategy assets across multiple sleeves that will invest in liquid, listed real assets securities that are both tangible and intangible. Sleeves include inflation-linked global listed infrastructure which consists of listed infrastructure equity securities, global real estate which consists of listed real estate securities including REITs, global natural resources which consists of listed natural resource equity securities, global inflation-linked fixed income which consists of Treasury inflation-protected securities (TIPS) and developed market inflation-linked fixed income securities, opportunistic fixed income which consist of high yield and securitized fixed income securities, and a tactical completion sleeve that will hold exchange-traded funds (ETFs) to gain additional exposure to real assets.

The Fund invests in natural resources including precious metals, among other resources. In addition to derivatives, the Fund may gain exposure to precious metals through equity securities of precious metals companies as well as ETFs.

The Fund may invest in commercial mortgage-backed securities, non-agency residential mortgages, and select asset-backed securities. Such securities and mortgages are anticipated to be investment grade.

Within the fixed income securities in which the Fund invests, the structured products will typically have an average credit rating of BBB- and an average duration of seven years. The Fund may also invest in high yield (junk) bonds. The corporate bond securities will typically be below investment grade with an average duration of approximately five years.

The Fund may employ leverage, such as by entering into reverse repurchase transactions, to attempt to take advantage of or increase the total return of attractive investment opportunities.

The Fund may invest in securities of foreign companies or governments or supranational entities to achieve its investment objectives.

The Fund will invest no more than 15% of the portfolio’s holdings in MLPs. The MLPs in which the Fund invests will not include general partnership interests.

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), the Fund's sub-advisor, uses an active allocation approach when selecting Real Assets Securities for the Fund. The Fund has flexibility in the relative weightings given to each of these categories.

The Fund may use futures and options on securities, indices, commodities, and currencies, forward foreign currency exchange contracts, swaps and other derivatives. The Fund may use derivatives for a variety of purposes, including as a hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates; as a substitute for purchasing or selling securities; to increase the Fund’s return as a non-hedging strategy that may be considered speculative; and to manage the Fund’s portfolio characteristics.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (MFMHKL), to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

The Fund’s 80% policy is nonfundamental and may be changed without shareholder approval. Fund shareholders would be given at least 60 days’ notice prior to any such change.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Real assets industries risk — The risk that the value of a fund’s shares will be affected by factors particular to Real Assets Securities and related industries or sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of industries.

Real estate industry risk — This risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Commodity-related investments risk — The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which

Summary prospectus
Delaware Global Listed Real Assets Fund

may include weather, embargoes, tariffs, and economic health, political, international regulatory and other developments. Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The investment team does not plan to always implement exposure to commodities in the Fund, however they will consider holding commodity ETFs in market scenarios where inflation is running higher than normal and their asset allocation model signals for additional commodity exposure. In addition, the Fund may use futures and options on commodities for a variety of purposes such as hedging against adverse changes in the market prices of securities, as a substitute for purchasing or selling securities, to increase the Fund’s return as a non-hedging strategy that may be considered speculative and to manage the Fund’s portfolio characteristics.

Forward foreign currency risk — The use of forward foreign currency contracts may substantially change a fund’s exposure to currency exchange rates and could result in losses to a fund if currencies do not perform as the portfolio manager expects. The use of these investments as a hedging technique to reduce a fund’s exposure to currency risks may also reduce its ability to benefit from favorable changes in currency exchange rates.

Gold and other precious metals risk — Investments related to gold and other precious metals are considered speculative and are affected by a variety of worldwide economic, financial and political factors. The price of gold and other precious metals may fluctuate sharply over short periods of time due to changes in inflation or expectations regarding inflation in various countries, the availability of supplies of gold and other precious metals, changes in industrial and commercial demand, gold and other precious metals sales by governments, central banks or international agencies, investment speculation, monetary and other economic policies of various governments and government restrictions on private ownership of gold and other precious metals.

Infrastructure risk — Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Some of the specific risks that infrastructure companies may be particularly affected by, or subject to, include the following: regulatory risk, technology risk, regional or geographic risk, natural disasters risk, through-put risk, project risk, strategic asset risk, operation risk, customer risk, interest rate risk, inflation risk and financing risk. Other factors that may affect the operations of infrastructure companies include difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, inexperience with and potential losses resulting from a developing deregulatory environment, increased susceptibility to terrorist acts or political actions, and general changes in market sentiment towards infrastructure assets. In addition, the change in presidential administration could significantly impact the regulation of United States financial markets and dramatically alter existing trade, tax, energy and infrastructure policies, among others. It is not possible to predict what, if any, changes will be made or their potential effect on the economy, securities markets, or financial stability of the United States, or on the energy, natural resources, infrastructure and other markets.

Interest rate risk — The risk that securities will decrease in value if interest rates rise. The risk is generally associated with bonds; however, because small- and medium-sized companies and companies in the real estate sector often borrow money to finance their operations, they may be adversely affected by rising interest rates. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Foreign and emerging markets risk — The risk that international investing (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; the imposition of economic or trade sanctions; or inadequate or different regulatory and accounting standards. The risk associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments. In addition, there often is substantially less publicly available information about issuers and such information tends to be of a lesser quality. Economic markets and structures tend to be less mature and diverse and the securities markets may also be smaller, less liquid, and subject to greater price volatility.

Foreign government/supranational risk — The risk that a foreign government or government-related issuer may be unable to make timely payments on its external debt obligations.

Prepayment risk — The risk that the principal on a bond that is held by a portfolio will be prepaid prior to maturity at a time when interest rates are lower than what that bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance.

LIBOR risk — The risk that potential changes related to the use of the London Interbank Offered Rate (LIBOR) could have adverse impacts on financial instruments which reference LIBOR. While some instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The potential abandonment of LIBOR could affect the value and liquidity of instruments which reference LIBOR, especially those that do not have fallback provisions.

Company size risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Fixed income risk — The risk that bonds may decrease in value if interest rates increase; an issuer may not be able to make principal and interest payments when due; a bond may be prepaid prior to

Summary prospectus
Delaware Global Listed Real Assets Fund

maturity; and, in the case of high yield bonds (“junk bonds”), such bonds may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Leveraging risk — The risk that certain fund transactions, such as reverse repurchase agreements, short sales, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivatives instruments, may give rise to leverage, causing a fund to be more volatile than if it had not been leveraged, which may result in increased losses to the fund.

Natural resources risk — The market value of Natural Resources Securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. Because the Fund invests significantly in Natural Resources Securities, there is the risk that the Fund will perform poorly during a downturn in the natural resource sector. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups, military confrontations or acts of terrorism) can affect the overall supply of a natural resource and the value of companies involved in such natural resource.

MLP risk — The risk related to the Fund’s investment in MLPs. Energy infrastructure MLPs are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including those due to commodity production, volumes, commodity prices, weather conditions, terrorist attacks, etc. They are also subject to significant federal, state and local government regulation. Investment in MLPs may also have tax consequences for shareholders. If the Fund retains its investment until its basis is reduced to zero, subsequent distributions will be taxable at ordinary income rates and shareholders may receive corrected 1099s.

Active trading risk — The risk that active management will increase the expenses of the Fund because of brokerage charges, spreads, or mark-up charges. Active trading could raise transaction costs, thereby lowering the Fund’s returns, and could generate taxes for shareholders on realized investment gains.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

How has Delaware Global Listed Real Assets Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Prior to the close of business on Aug. 19, 2019, the Fund invested primarily in securities of companies principally engaged in the real estate industry. Since the close of business on Aug. 19, 2019, the Fund has been repositioned to invest primarily in listed real assets securities (Repositioning). The historical returns prior to that time do not reflect the Repositioning.

Calendar year-by-year total return (Class A)

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 15.23% for the quarter ended Dec. 31, 2011, and its lowest quarterly return was -13.82% for the quarter ended Sept. 30, 2011.

Summary prospectus
Delaware Global Listed Real Assets Fund

The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2019

	1 year	5 years	10 years or lifetime
Class A return before taxes	22.87%	4.46%	10.20%
Class A return after taxes on distributions	21.60%	1.93%	8.28%
Class A return after taxes on distributions and sale of Fund shares[1]	14.07%	2.77%	7.75%
Class C return before taxes	28.44%	4.91%	10.01%
Class R return before taxes	30.11%	5.43%	10.57%
Class R6 return before taxes (lifetime: 8/31/16‑12/31/19)	30.90%	n/a	4.89%
Institutional Class return before taxes	30.74%	5.97%	11.11%
Bloomberg Barclays Global Inflation-Linked Total Return Index Value Hedged USD* (reflects no deduction for fees, expenses, or taxes) (primary benchmark)	8.23%	4.23%	4.80%
The Global Listed Real Assets Blended Benchmark (reflects no deduction for fees, expenses, or taxes) (secondary benchmark) [2]	16.21%	5.08%	5.50%
S&P Global Infrastructure Index (reflects no deduction for fees, expenses, or taxes) (net) (secondary benchmark)	25.75%	5.61%	6.77%
FTSE EPRA Nareit Developed Index (reflects no deduction for fees, expenses, or taxes) (net) (secondary benchmark)	21.91%	5.56%	8.37%
S&P Global Natural Resources Index (reflects no deduction for fees, expenses, or taxes) (net) (secondary benchmark)	16.41%	4.14%	1.05%
FTSE Nareit Equity REITs Index (reflects no deduction for fees, expenses, or taxes)*	26.00%	7.21%	11.94%

[1]

After-tax returns in the table above are calculated using the historical highest individual US federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirements accounts (IRAs). Fund returns after taxes on distributions and sales of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sales of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

[2]

The Global Listed Real Assets Blended Benchmark is computed using a combination of 20% S&P Global Natural Resources Index NR; 20% FTSE EPRA Nareit Developed Index NR; 20% S&P Global Infrastructure Index NR; and 40% Bloomberg Barclays Global Inflation-Linked Total Return Index Hedged USD.

*

Effective Aug. 20, 2019, as part of a repositioning of the Fund, the Fund’s primary benchmark changed from the FTSE Nareit Equity REITs Index to the Bloomberg Barclays Global Inflation-Linked Total Return Index Value Hedged USD to seek to track the Fund’s global listed real assets principal investment strategy.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Sub-advisors

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) serves as sub-advisor for the Fund. MIMAK is primarily responsible for the day-to-day management of the Fund’s portfolio and determines its asset allocation.

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK)

Portfolio managers	Title with MIMAK	Start date on the Fund
Stefan Löwenthal, CFA	Chief Investment Officer — Global Multi Asset Team	August 2019
Jürgen Wurzer, CFA	Deputy Head of Portfolio Management, Senior Investment Manager — Global Multi Asset Team	August 2019

Macquarie Investment Management Global Limited

Macquarie Funds Management Hong Kong Limited

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial advisor; through the Fund’s website at delawarefunds.com; by calling 800 523-1918; by regular mail (c/o Macquarie Investment Management, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds® by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R, Institutional Class, and Class R6 shares

Summary prospectus
Delaware Global Listed Real Assets Fund

(except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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SMPR-095  [10/19] DG3 22475 [2/20]